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                               EXHIBIT 10.69.1
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                                                                 EXHIBIT 10.69.1



                      PARTIAL ASSIGNMENT AND ASSUMPTION
                        OF LOAN AND OPTION AGREEMENT

         THIS PARTIAL ASSIGNMENT AND ASSUMPTION OF LOAN AND OPTION AGREEMENT is made as of May 15, 1994, by and between The Christian Network, Inc., a Florida non-profit corporation ("Assignor"), and Paxson Communications of Tampa-66, Inc., a Florida corporation ("Assignee").

         A. Assignor and Bradenton Broadcast Television Company, Ltd., a Florida limited partnership ("BBTC"), have entered into a Loan and Option Agreement (the "Agreement") dated as of December 17, 1993, pursuant to which Assignor agreed to loan funds to BBTC to construct Television Station WTBG-TV, Channel 66, Bradenton, Florida (the "Station") and BBTC granted Assignor an option to purchase the Assets as defined in the Agreement, including the licenses, for the Station under certain terms and conditions.

         B. Assignor desires to assign to Assignee all of its right, title, interest, benefits, obligations and burdens under the Agreement relating to the option to acquire the Station's Assets, as defined in the Agreement, and Assignee desires to accept assignment of such right, title, interest and benefits and to assume such obligations and burdens.

         NOW, THEREFORE, in consideration of the premises, the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:

         1. Assignor does hereby sell, assign, transfer and convey to Assignee all of Assignor's right, title, interest, benefits, obligations and burdens in, to and under the Agreement, and all agreements, exhibits, schedules, certificates and documents delivered
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pursuant to the Agreement, relating to the option to acquire the Station's
Assets, subject to the terms, conditions and covenants contained in the Agreement.

         2. Assignee hereby accepts all of Assignor's right, title, interest and benefits, and assumes all of Assignor's obligations and burdens, under the Agreement, and all agreements, exhibits, schedules, certificates and documents delivered pursuant to the Agreement, relating to the option to acquire the Station's Assets, subject to the terms, conditions and covenants contained in the Agreement.

         3. Upon the Closing (as defined in the Agreement), Assignee shall pay to Assignor One Hundred Thousand Dollars ($100,000) and shall return to Assignor the Amended and Restated Promissory Note in the principal amount of One Million Four Hundred Thousand Dollars ($1,400,000) payable by Assignor to Assignee, which Note shall be marked "cancelled."

         IN WITNESS WHEREOF, the parties have caused this instrument to be executed by their duly authorized officers as of the date first above written.


ASSIGNOR:                             The Christian Network, Inc.



                                      By: /s/ James L. West
                                         -------------------------------------
                                         Name:  James L. West
                                         Title: Chairman


ASSIGNEE:                             Paxson Communications of Tampa-66, Inc.



                                      By:  /s/ William L. Watson
                                         -------------------------------------
                                         Name:  William L. Watson
                                         Title: Secretary

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                                    CONSENT


         Pursuant to the Loan and Option Agreement, BBTC hereby consents to the assignment by Assignor to Assignee all of Assignor's right, title, interest, benefits, obligations and burdens in, to and under the Agreement, and all agreements, exhibits, schedules, certificates and documents delivered pursuant to the Agreement, relating to the acquisition of the option to acquire the Station's Assets.


                                   Bradenton Broadcast Television Company, Ltd.



                                   By: /s/ Anita F. Rogers
                                      ----------------------------------------
                                      Name:  Anita F. Rogers
                                      Title: President